Exhibit 10.17(a)

AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This AMENDMENT TO SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of September 8, 2023, by and among Nth Cycle, Inc., a Delaware corporation (the “Company”), and the undersigned Investors (as defined below). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed to such terms in the IRA (as defined below).

WHEREAS, the Company and the individuals and entities listed as Investors on Schedule A of the IRA (each, an “Investors” and collectively, the “Investors”) and the individuals listed as Key Holders on Schedule B of the IRA (each, a “Key Holder” and collectively, the “Key Holders”) have entered into that certain Second Amended and Restated Investors’ Rights Agreement, dated as of April 5, 2023 (the “IRA”).

WHEREAS, the Company and the undersigned Investors, on behalf of all Investors and Key Holders, wish to amend the IRA to lower the Major Investor threshold;

WHEREAS, pursuant to Section 6.6 of the IRA, any provision of the IRA may be amended with the written agreement of the Company and the holders of a (i) majority of the Registrable Securities then outstanding, (ii) majority of the then-outstanding shares of Series A Preferred Stock (voting as a separate series), and (iii) majority of the then-outstanding shares of Series B Preferred Stock (voting as a separate series); and

WHEREAS, the undersigned Investors collectively hold the requisite majority to amend the IRA.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Amendment to the IRA.

a. In the definition of “Major Investor” in Section 1, each reference to “500,000” shall be deleted and replaced with “283,120”.

2. Effectiveness. This Amendment shall become binding when one or more counterparts, individually or taken together, shall bear the signatures of the requisite parties to amend the IRA.

3. No Other Amendments. Except as expressly amended by this Amendment, all other terms and conditions of the IRA shall remain in full force and effect without modification.

4. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its principles of conflict of laws.

5. Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Amendment shall inure to the benefit of, and be binding upon the parties hereto and their respective successors, assigns, heirs, executors and administrators and shall inure to the benefit of and be enforceable by the Company and each person who shall be a holder of the Shares.

6. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile, or as an attachment to an e-mail, and delivery of a signature page to this Amendment by such method shall be deemed to have the same effect as if the original signature page had been delivered.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

COMPANY:

NTH CYCLE, INC.

By:	/s/ Megan O’Connor
Name:	Megan O’Connor
Title:	Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

MM CATALYST FUND LLC

By:	/s/ Andrew Dickey
Name:	Andrew Dickey
Title:	CEO and President

IN WITNESS WHEREOF, the parties have executed this Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

DC THOMSON & COMPANY LIMITED

By:	/s/ John Thomson
Name:	John Thomson
Title:	Director

IN WITNESS WHEREOF, the parties have executed this Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

CLEAN ENERGY VENTURE FUND I, L.P.

By:	/s/ Daniel Goldman
Name:	Daniel Goldman
Title:	Managing Partner

IN WITNESS WHEREOF, the parties have executed this Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

VOLO EARTH VENTURES IMPACT FUND I, LP

By:	/s/ Joseph Goodman
Name:	Joseph Goodman
Title:	President

IN WITNESS WHEREOF, the parties have executed this Amendment to Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

EQUINOR VENTURES AS

By:	/s/ Mons Torp-Jakobsen
Name:	Mons Torp-Jakobsen
Title:	Director